Corporate Presentation November 2016 Exhibit 99.1

This presentation includes forward-looking statements that reflect our current views with respect to, among other things, our operations and financial performance. These forward-looking statements are included throughout this presentation. We have used the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management’s current expectations and are subject to uncertainty and changes in circumstances. We cannot assure you that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond our control. We believe that these factors include but are not limited to those described in our prospectus dated September 20, 2016, filed with the Securities and Exchange Commission (the “SEC”), in our quarterly report filed with the SEC on Form 10-Q for the three months ended Sept. 30, 2016, and in any subsequent filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. Forward Looking Statements

Technology platform for transforming nitric oxide into new chemical entities and product candidates for a host of skin diseases SB204 – Phase 3 asset with top-line results expected 1Q 2017 Parallel Phase 3 pivotal trials initiated in 1Q 2016; NDA submission targeted for end of 2017 Robust clinical development program with two replicate Phase 2 studies with SB204 Aiming to be the first New Chemical Entity developed for the treatment of acne in over 20 years Pipeline of product candidates designed to leverage nitric oxide’s multiple mechanisms of action for dermatological indications SB206 – Anti-viral (Genital Warts → EOP2 Meeting with FDA planned for 1H 2017) SB208 – Anti-fungal (Onychomycosis / Tinea pedis → Phase 2 TLRs 1H 2017) SB414 – Anti-inflammatory (Psoriasis → Phase 2 program initiation 2Q 2017) Senior leadership team and experienced board of directors positioned to create a commercially successful leader in dermatology Overview

Experienced Leadership Management Team Nathan Stasko, PhD Chief Executive Officer, Director Richard Peterson Chief Financial Officer Brian Johnson, MBA Chief Commercial Officer M. Joyce Rico, MD, MBA Chief Medical Officer Stan Hollenbach, JD VP, Research and Nonclinical Development Kevin Barber, PhD, RAC VP, Regulatory Affairs Board of Directors Robert Ingram Chairman W. Kent Geer Audit Committee Chair Robert Keegan Comp Committee Chair Kelly Martin Independent Director Sean Murphy Independent Director John Palmour, PhD Independent Director

Our Nitric Oxide Pipeline Our focus on these five indications targets disease burden in >150M individuals in the US and >1.5B individuals globally. Product Candidates Indication Target Preclinical / Phase 1 Phase 2 Phase 3 Anticipated Milestones SB204 Acne Vulgaris P. acnes, IL-1, IL-17 Report top line results from Phase 3 trials in 1Q17 SB206 Genital Warts HPV Conduct End of Phase 2 meeting with FDA 1H17 SB208 Onychomycosis Fungi Report top line results from Phase 2 T. pedis trial in 1H17 SB414 Psoriasis IL-1, IL-17 File IND and initiate Phase 2 trial in 1H17 Complete preclinical studies in 2H17 SB414 Atopic Dermatitis S. aureus, IL-4

Nitric Oxide Platform Overview

Science – Breakthrough of the Year (1992) Nobel Prize in Medicine (1998) >100,000 peer reviewed manuscripts Broad Spectrum Antimicrobial Anti-bacterial Anti-viral Anti-fungal Immunomodulatory Agent Decreases key biomarkers for inflammation Inhibits T cell proliferation Results in NO-derived regulatory T-cells Nitric Oxide Mechanisms of Action Nitric oxide plays a vital role in the natural immune system response against microbial pathogens and is a critical regulator of inflammation.

Nitricil Technology

- **Stable storage**
  - Drugable form of nitric oxide with shelf-life stability
- **Therapeutic quantities**
  - High loading capacity previously unachievable
- **"Tunability"**
  - pH-controlled hydrolysis that releases nitric oxide
- **Engineered macromolecule**
  - Targets nitric oxide delivery to the skin
  - Minimizes systemic exposure
  - Reduces backbone toxicity


New Chemical Entity (NCE)
H_2O
NO•
NO•
NO•
NO•
NO•
NO•
NO•

Our Nitricil technology overcomes the challenges associated with nitric oxide delivery to create macromolecular new chemical entities.

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Formulation Science Cosmetic Elegance FDA’s IID For Topical Use Irritation Potential Compatibility with Nitricil In vitro Release Shelf-life Stability Product Candidates (SB204) Nitricil based NCEs Our goal is to balance the need for safe and effective delivery of nitric oxide with physician and patient preferences for formulation aesthetics.

Our Nitric Oxide Platform



Nitricil Technology
Proprietary chemistry that stores large amounts of nitric oxide in solid form
Macromolecular NCEs
Formulation Science
Indication specific formulations with differentiated nitric oxide release rates
Drug Candidates
SB204
SB206
SB208
SB414
N
O
Nitric Oxide

Over 100 patents and applications encompassing Nitricil-based NCEs and formulated drug candidates create long runways for product exclusivity.

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Summary of Intellectual Property Portfolio

Covered	Patent Life	Issued Patents (Pending Applications)
Nitricil™ Technology		
⊙ Composition of Matter	to 2026	**US, Japan, Australia** (US, Canada, EU)
➢ Family of Compounds – 8,282,967		
➢ NVN1000 Composition – 8,956,658		
➢ NVN4000 Composition – 8,962,029		
⊙ Method of Manufacture	to 2032	**US, China, Switzerland, Germany, Spain, France, Great Britain, Ireland, Italy**
Formulation Science		
⊙ Formulation Composition and Manufacture	to 2032*	**US** (US, Japan, China, Australia, Canada, Brazil, EU)
➢ Gels		
➢ Ointments		
⊙ Admixture Composition	to 2034*	(US, Japan, China, Australia, Canada, Brazil, EU)
➢ Hydroalcoholic gels		
➢ Creams		
Therapeutic Uses		
⊙ E.g. Methods of Reducing Sebum Production	to 2031	**US, EU** (Japan, Korea, China, Mexico Australia, Canada, Brazil, EU)

**potential, if issued*

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SB204 Potential First-in-Class Topical for the Treatment of Acne

Nitric Oxide and Acne

Pathogenic Factors in Acne



P. acnes
Inflammation
Excess sebum
Hyper-keratinization
Keratinocyte hyperproliferation
Bacterial colonization (*P. acnes*)
IL-1, IL-17
Inflammatory cell infiltration
Epidermis
Dermis
Sebocyte hyperproliferation
Hair follicle

Antimicrobial and Immunomodulatory Activity of Nitric Oxide in Acne

Nitric oxide kills *P. acnes* and inhibits the NLRP3 inflammasome, decreasing the downstream release of IL-1β and IL-17



P. acnes bacteria
TLR-2
NLRP3
Caspase
NO
Pro-IL-1β
IL-1R
T_0
IL-1β
Th17
IL-17

Hanna-Leena Kelhälä et al. *PLoS One*. 2014;9(8): e105238.
Niedbala W et al. *Proc Natl Acad Sci USA*. 2011;108(22):9220-9225.
Niedbala W et al. *J Immunol*. 2013;191(1):164-170.
Qin M et al. *J Invest Dermatol*. 2015;135(11):2723-2731.

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SB204 SB204 Activating Hydrogel NVN1000 Alcohol Gel SB204 is a once-daily, fast-acting, cosmetically elegant topical gel currently in Phase 3 clinical development for the treatment of acne vulgaris Potential first-in-class topical treatment that has shown evidence of efficacy against both inflammatory and non-inflammatory acne lesions in clinical studies to date Statistically significant efficacy against both inflammatory and non-inflammatory lesions in back-to-back Phase 2 clinical trials Good cutaneous tolerability and safety profile with no treatment-related SAEs in >350 patients dosed to date Kills P. acnes bacteria with no apparent risk of antibiotic resistance in preclinical studies No systemic exposure or cardiovascular safety concerns in studies to date

1,300 patients per trial x 2 pivotals = 2,600 patients total 1:1 randomization, SB204 4% Once Daily vs Vehicle Once Daily 12 weeks of treatment Inclusion Criteria Ages 9 and up Minimum 20 and no more than 40 inflammatory lesions on the face Minimum 25 and no more than 70 non-inflammatory lesions on the face IGA scores of either “moderate”, numerical score of 3, or “severe,” numerical score of 4 Co-Primary Endpoints Absolute change in inflammatory lesion counts from baseline to week 12; Absolute change in non-inflammatory lesion counts from baseline to week 12; Proportion of success according to the dichotomized IGA A patient will be considered a success if the IGA at week 12 is either “clear”, with a score of 0, or “almost clear”, with a score of 1, and is at least two grades below the baseline score Secondary Endpoints Percent change in inflammatory and non-inflammatory lesion counts from baseline at week 12 Median time to improvement ClinicalTrials.gov Identifier: NCT02672332, NCT02667444 Phase 3 Pivotal Program Trial Design

SB206 Product Candidate for the Treatment of Viral Skin Infections

Human Papilloma Virus (HPV) Associated Warts Prevalence HPV affects nearly 80 million Americans 14 million people become infected each year Over 100 subtypes, low and high risk strains Prevalence of warts in the US: Genital warts exceeds 500,000 people Common warts exceeds 3,000,000 people Infections can persist up to 2 years Currently, no FDA approved treatments with an anti-viral mechanism of action for the treatment of warts Both topical therapies and ablative procedures for genital warts remain largely ineffective in achieving long-term wart eradication Average recurrence rates range from 30% to 70%1 1Yanofsky et al. Expert Rev Dermatol. 2013;8(3):321-332.

Phase 2 Clinical Study of SB206

- **Phase 2 randomized, double-blind, vehicle-controlled trial in 107 patients assessing tolerability, safety and efficacy of SB206 gel* and vehicle gel (3:1 randomization) in subjects with external genital warts and perianal warts**



SB206 12% gel 1x/day
Cohort 4
SB206 8% gel 1x/day
Cohort 3
SB206 4% gel 2x/day
Cohort 1
Vehicle gel 2x/day
SB206 4% gel 1x/day
Cohort 2
Vehicle gel 1x/day
12 week treatment duration

Primary endpoint	Secondary endpoints include:
• Proportion of patients at week 12 who are completely clear of warts present at baseline	• Proportion of patients at week 12 who demonstrate a complete or partial clearance warts present at baseline • Percent reduction of wart count at each assessment time point

*NVN1000 gel was co-administered topically with a buffered hydrogel, each supplied in 15-gram aluminum tubes to result in the final SB206 doses as dispensed.

ClinicalTrials.gov Identifier: NCT02462187

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Phase 2 Patient Demographics and Disposition Vehicle gel QD/BID (n = 27) SB206 4% gel BID (n = 12) SB206 4% gel QD (n = 24) SB204 8% gel QD (n = 14) SB204 12% gel QD (n = 30) Gender, n (%) Male 19 (70.4%) 6 (50.0%) 16 (66.7%) 12 (85.7%) 23 (76.7%) Female 8 (29.6%) 6 (50.0%) 8 (33.3%) 2 (14.3%) 7 (23.3%) Age, years Mean 32.1 36.8 33.3 32.5 33.6 Min to max 21 - 48 24 - 47 19 - 45 22 - 43 19 - 48 Baseline wart count Mean (SD) 7.71 (6.75) 9.3 (5.93) 7.5 (5.05) 5.1 (2.6) 7.2 (5.58) Completed study, n (%) Yes 20 (74.1%) 8 (61.5%) 19 (79.2%) 9 (64.3%) 23 (76.7%) No 7 (25.9%) 5 (38.5%) 5 (20.8%) 5 (35.7%) 7 (23.3%) Reason for discontinuation, n (%) Adverse event 0 (0.0%) 3 (25.0%) 0 (0.0%) 0 (0.0%) 1 (3.3%) Lost to follow-up 6 (22.2%) 1 (8.3%) 4 (16.7%) 2 (14.3%) 4 (13.3%) Physician decision 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (3.3%) Withdrawal by subject 1 (3.7%) 0 (0.0%) 1 (4.2%) 3 (21.4%) 1 (3.3%)

Phase 2 Treatment-Emergent and Application-Site Adverse Events Vehicle gel QD/BID (n = 27) SB206 4% gel BID (n = 12) SB206 4% gel QD (n = 23) SB204 8% gel QD (n = 14) SB204 12% gel QD (n = 30) General Disorders and Administration-Site Conditions 1 (4.2%) 6 (50.0%) 6 (26.1%) 1 (7.1%) 5 (16.7%) Burn 0 (0.0%) 1 (8.3%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Erosion 0 (0.0%) 1 (8.3%) 0 (0.0%) 0 (0.0%) 2 (6.7%) Erythema 0 (0.0%) 1 (8.3%) 0 (0.0%) 0 (0.0%) 2 (6.7%) Exfoliation 0 (0.0%) 0 (0.0%) 3 (13.0%) 0 (0.0%) 0 (0.0%) Pain 0 (0.0%) 3 (25.0%) 1 (4.3%) 0 (0.0%) 2 (6.7%) Pruritus 0 (0.0%) 1 (8.3%) 5 (21.7%) 0 (0.0%) 0 (0.0%) Rash 0 (0.0%) 1 (8.3%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Reaction 1 (4.2%) 2 (16.7%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Ulcer 0 (0.0%) 1 (8.3%) 0 (0.0%) 1 (7.1%) 0 (0.0%) Pain 0 (0.0%) 0 (0.0%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Pyrexia 0 (0.0%) 0 (0.0%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Cohort 1 discontinued according to pre-specified stopping criteria

Phase 2 Primary Endpoint Complete Clearance of Baseline Warts (ITT & PP analyses) p=0.0099 p=0.0200 Solid (ITT) Lined (PP)

SB206 Research Collaborations In vitro and in vivo data generated with collaborators who are at the cutting edge of HPV disease pathology research. Dr. Neil Christensen, Professor of Pathology, and Microbiology and Immunology; Medical Director, Jake Gittlen Cancer Research Foundation Research Interest: Immunity and pathogenesis of papillomavirus infections Involved in the early testing of Gardasil prior to FDA approval Drs. Thomas Broker and Louise Chow, Department of Biochemistry & Molecular Genetics at UAB Research Interest: Human papillomavirus DNA replication and pathogenesis The Broker-Chow research program has been focused on HPV for over 30 years Developed the only in vitro model that mimics the entire HPV lifecycle in human cells

Nitric Oxide Inhibition of Viral Replication HPV-18 Infected Human Epidermis Grown in Culture BrdU Stain (mitotic index for rapidly dividing nuclei) Untreated Control 1.5 mg/mL NVN1000 qPCR analysis of HPV-18 viral copy number Large number of BrdU stained cells indicative of pervasive viral infection throughout epithelium Mitotic activity present only at basal layers indicative of more normalized tissues HPV-18 Viral Replication in Human Raft Cultures Dose-dependent inhibition of HPV-18 viral replication in vitro as evidenced by both DNA copy number and BrdU immunohistochemistry

Dose Ranging of SB206 Compared to Topical Imiquimod Wild Type Virus E8 Mutant Virus The E8 mutant virus produces slower-growing and more clinically relevant papillomas than the Wild Type virus Dose responsive, pharmacologic effect of SB206 against papillomavirus in a Cottontail Rabbit model

Upcoming Milestones

2H 2016 | 1H 2017 | 2H 2017 | 1H 2018

SB204 (Acne vulgaris)

- ✓ Complete enrollment in both Phase 3 pivotal trials
- ❑ Report TLRs from Phase 3 pivotal trials
- Targeted NDA Submission
- ✓ Complete Pediatric PK Study
- ❑ Complete Dermal Safety Studies
- ❑ Report TLRs from 40 wk LTS Study

SB206 (Anti-viral)

- ✓ Report TLRs from Phase 2 clinical trial
- ❑ Conduct EOP2 Meeting
- ❑ Initiate late-stage anti-viral program →

SB208 (Anti-fungal)

- ✓ Commence Phase 2 anti-fungal program
- ❑ Report TLRs from Phase 2 POC T. pedis trial
- ❑ Initiate late-stage anti-fungal program →

SB414 (Anti-inflammatory)

- ❑ File IND with SB414 for Psoriasis
- ❑ Initiate Phase 2 POC Psoriasis trial
- ❑ Report TLRs Phase 2 POC Psoriasis trial

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TLRs = Top line results

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